EATON VANCE GLOBAL INCOME BUILDER FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised April 29, 2022

The following changes are effective November 18, 2022.

The following replaces “Portfolio Managers” in “Management”:

Portfolio Managers

Christopher Dyer (lead portfolio manager), Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015 and the Portfolio since its inception in March 2016.

Derek J.V. DiGregorio, Vice President of BMR, has managed the Fund and the Portfolio since July 2021.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund since December 2015 and the Portfolio since its inception in March 2016.

November 15, 2022	41520 11.15.22